UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported)
                                 MARCH 29, 2005


                                  NELNET, INC.
             (Exact name of registrant as specified in its charter)


           NEBRASKA                    001-31924               84-0748903
 (State or other jurisdiction         (Commission           (I.R.S. Employer
      of incorporation)               File Number)         Identification No.)

--------------------------------------------------------------------------------
                         121 SOUTH 13TH STREET
                               SUITE 201
                           LINCOLN, NEBRASKA                             68508
                (Address of principal executive offices)              (Zip Code)
Registrant's telephone number, including area code (402) 458-2370
--------------------------------------------------------------------------------



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (
    17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

               On March 29, 2005, in conjunction with the Student Marketing Group, Inc. and National Honor Roll, L.L.C. acquisitions, the Board amended the Nelnet, Inc. Share Retention Policy to which Executive Officers are parties. This policy restricts the sale of Nelnet, Inc. common stock by Executive Officers. A copy of the amended policy is attached as an exhibit to this report.



Item 8.01.  Other Events.

                On March 29, 2005, Nelnet, Inc. issued a press release announcing it acquired Student Marketing Group, Inc. and National Honor Roll, L.L.C. A copy of the press release is attached as an exhibit to this report.




Item 9.01.  Financial Statements and Exhibits.


               (c) Exhibits. The following exhibits are filed as part of this
                   Report:

               99.1 - Press release dated March 29, 2005 - "Nelnet announces acquisitions of Student Marketing Group and National Honor Roll"

               99.2 - Nelnet, Inc. Amended Share Retention Policy - Effective March 29, 2005

                                   SIGNATURES


               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 31, 2005

                                         NELNET, INC.




                                         By:    /s/ Terry J. Heimes
                                             -----------------------------------
                                             Name:    Terry J. Heimes
                                             Title:   Chief Financial Officer

                                  EXHIBIT INDEX


    Exhibit No.            Description
    -----------            -----------

        99.1 Press release dated March 29, 2005 - "Nelnet announces acquisitions of Student Marketing Group and National Honor Roll"

        99.2 Nelnet, Inc. Amended Share Retention Policy - Effective March 29, 2005